UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 25, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of April 1, 2005, providing for the issuance of Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR2,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-10                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On May 25, 2005 Revised distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Revised Statement to Certificateholders on May 25, 2005 as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NOMURA ASSET ACCEPTANCE CORPORATION
                           Mortgage Pass-Through Certificates, Series 2005-AR2

                           JPMORGAN CHASE BANK, N.A

                            By:   /s/  Andrew M. Cooper
                                ---------------------------------------
                                Andrew M. Cooper
                                Assistant Vice President
Date: July 14, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         May 25, 2005

Exhibit 99.1

Monthly Certificateholder Statement on May 25, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 May 25, 2005
                                   REVISED

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                 ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES     INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        32,108,000.00    32,108,000.00      8,270.13       140,104.51        148,374.64    0.00         0.00      32,099,729.87
IIA1      91,114,000.00    91,114,000.00    583,300.23       424,201.98      1,007,502.21    0.00         0.00      90,530,699.77
IIA2      10,124,000.00    10,124,000.00     64,812.56        47,134.59        111,947.15    0.00         0.00      10,059,187.44
IIIA1     62,447,000.00    62,447,000.00    575,226.00       155,024.68        730,250.68    0.00         0.00      61,871,774.00
IIIA2     61,852,000.00    61,852,000.00    569,745.20       152,155.92        721,901.12    0.00         0.00      61,282,254.80
IIIA3     13,811,000.00    13,811,000.00    127,219.02        34,285.81        161,504.83    0.00         0.00      13,683,780.98
IVA1     158,832,000.00   158,832,000.00    747,198.41       391,917.96      1,139,116.37    0.00         0.00     158,084,801.59
IVA2      17,648,000.00    17,648,000.00     83,022.05        44,142.06        127,164.11    0.00         0.00      17,564,977.95
M1        29,762,000.00    29,762,000.00          0.00        79,464.54         79,464.54    0.00         0.00      29,762,000.00
M2        10,190,000.00    10,190,000.00          0.00        28,353.68         28,353.68    0.00         0.00      10,190,000.00
M3         5,700,000.00     5,700,000.00          0.00        16,416.00         16,416.00    0.00         0.00       5,700,000.00
M4         3,783,000.00     3,783,000.00          0.00        12,228.55         12,228.55    0.00         0.00       3,783,000.00
M5         3,782,694.00     3,782,694.00          0.00        13,929.77         13,929.77    0.00         0.00       3,782,694.00
P                100.00           100.00          0.00         8,151.52          8,151.52    0.00         0.00             100.00
R                  0.00             0.00          0.00             0.00              0.00    0.00         0.00               0.00
TOTALS   501,153,794.00   501,153,794.00  2,758,793.60     1,547,511.57      4,306,305.17    0.00         0.00     498,395,000.40
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X      504,432,505.30      504,432,505.30         0.00         1,068,815.65    1,068,815.65   0.00         0.00     501,673,711.68
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST          TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA     65535VKB3   1,000.00000000     0.25757226       4.36353899        4.62111125     999.74242774          IA       5.236247 %
IIA1   65535VKC1   1,000.00000000     6.40187271       4.65572777       11.05760048     993.59812729          IIA1     5.586873 %
IIA2   65535VKD9   1,000.00000000     6.40187278       4.65572797       11.05760075     993.59812722          IIA2     5.586873 %
IIIA1  65535VKE7   1,000.00000000     9.21142729       2.48250004       11.69392733     990.78857271          IIIA1    3.310000 %
IIIA2  65535VKF4   1,000.00000000     9.21142728       2.46000000       11.67142728     990.78857272          IIIA2    3.280000 %
IIIA3  65535VKG2   1,000.00000000     9.21142712       2.48250018       11.69392730     990.78857288          IIIA3    3.310000 %
IVA1   65535VKH0   1,000.00000000     4.70433168       2.46750000        7.17183168     995.29566832          IVA1     3.290000 %
IVA2   65535VKJ6   1,000.00000000     4.70433194       2.50125000        7.20558194     995.29566806          IVA2     3.335000 %
M1     65535VKK3   1,000.00000000     0.00000000       2.67000000        2.67000000   1,000.00000000          M1       3.560000 %
M2     65535VKL1   1,000.00000000     0.00000000       2.78250049        2.78250049   1,000.00000000          M2       3.710000 %
M3     65535VKM9   1,000.00000000     0.00000000       2.88000000        2.88000000   1,000.00000000          M3       3.840000 %
M4     65535VKN7   1,000.00000000     0.00000000       3.23250066        3.23250066   1,000.00000000          M4       4.310000 %
M5     65535VKP2   1,000.00000000     0.00000000       3.68249983        3.68249983   1,000.00000000          M5       4.910000 %
P      65535VKR8   1,000.00000000     0.00000000  81,515.20000000   81,515.20000000   1,000.00000000          P        0.000000 %
TOTALS             1,000.00000000     5.50488420       3.08789754       8.59278174      994.49511580
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------------------------------
X      65535VKQ0    1,000.00000000      0.00000000       2.11884769      2.11884769        994.53089642      X         2.542617 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

                Principal Funds:
                                        Scheduled Principal Payments (Total)                                           128,197.12
                                                              Group 1                                                    6,940.21
                                                              Group 2                                                   30,064.19
                                                              Group 3                                                   39,103.88
                                                              Group 4                                                   52,088.84

                                        Principal Prepayments (Total)                                                2,613,530.08
                                                              Group 1                                                    2,377.90
                                                              Group 2                                                  616,522.69
                                                              Group 3                                                1,226,266.94
                                                              Group 4                                                  768,362.55

                                        Repurchase Principal (Total)                                                         0.00
                                                              Group 1                                                        0.00
                                                              Group 2                                                        0.00
                                                              Group 3                                                        0.00
                                                              Group 4                                                        0.00

                                        Substitution Amounts (Total)                                                         0.00
                                                              Group 1                                                        0.00
                                                              Group 2                                                        0.00
                                                              Group 3                                                        0.00
                                                              Group 4                                                        0.00

                                        Net Liquidation Proceeds (Total)                                                     0.00
                                                              Group 1                                                        0.00
                                                              Group 2                                                        0.00
                                                              Group 3                                                        0.00
                                                              Group 4                                                        0.00

                                        Insurance Proceeds (Total)                                                           0.00
                                                              Group 1                                                        0.00
                                                              Group 2                                                        0.00
                                                              Group 3                                                        0.00
                                                              Group 4                                                        0.00

                                        Other Principal (Total)                                                         17,066.42
                                                              Group 1                                                   -1,047.98
                                                              Group 2                                                    1,525.91
                                                              Group 3                                                    6,819.41
                                                              Group 4                                                    9,769.08






                Interest Funds:
                                        Scheduled Gross Interest (Total)                                              2,725,351.83
                                                              Group 1                                                   165,760.67
                                                              Group 2                                                   556,401.96
                                                              Group 3                                                   876,953.33
                                                              Group 4                                                 1,126,235.87

                                        Servicing Fees  (Total)                                                         105,090.11
                                                              Group 1                                                     7,532.87
                                                              Group 2                                                    23,751.32
                                                              Group 3                                                    32,402.04
                                                              Group 4                                                    41,403.88

                                        PMI Fees  (Total)                                                                 5,780.64
                                                              Group 1                                                         0.00
                                                              Group 2                                                       443.28
                                                              Group 3                                                     1,404.85
                                                              Group 4                                                     3,932.51

                                        Credit Risk Management Fees (Total)                                               6,305.41
                                                              Group 1                                                       451.97
                                                              Group 2                                                     1,425.08
                                                              Group 3                                                     1,944.12
                                                              Group 4                                                     2,484.23

                Prepayment Penalties:
                                        Prepayment Penalties (Total)                                                      8,151.52
                                                              Group 1                                                        0.00
                                                              Group 2                                                        0.00
                                                              Group 3                                                        0.00
                                                              Group 4                                                    8,151.52

                                        Balance of Loans w/Prepayment Penalties (Total)                                337,143.23
                                                              Group 1                                                        0.00
                                                              Group 2                                                        0.00
                                                              Group 3                                                        0.00
                                                              Group 4                                                  337,143.23

                                        Count of Loans w/Prepayment Penalties (Total)                                        3.00
                                                              Group 1                                                        0.00
                                                              Group 2                                                        0.00
                                                              Group 3                                                        0.00
                                                              Group 4                                                        3.00



                Pool Detail:
                                        Beginning Number of Loans Outstanding (Total)                                       2,015
                                                              Group 1                                                         133
                                                              Group 2                                                         455
                                                              Group 3                                                         377
                                                              Group 4                                                       1,050

                                        Beginning Aggregate Loan Balances (Total)                                  504,432,505.30
                                                              Group 1                                               36,157,767.35
                                                              Group 2                                              114,006,295.34
                                                              Group 3                                              155,529,744.81
                                                              Group 4                                              198,738,697.80

                                        Ending Number of Loans Outstanding (Total)                                        2,004
                                                              Group 1                                                       133
                                                              Group 2                                                       452
                                                              Group 3                                                       374
                                                              Group 4                                                     1,045

                                        Ending Aggregate Loan Balances (Total)                                   501,673,711.68
                                                              Group 1                                             36,149,497.22
                                                              Group 2                                            113,358,182.55
                                                              Group 3                                            154,257,554.58
                                                              Group 4                                            197,908,477.33

                                        Beginning Gross Weighted Average Coupon (Deal)                                 6.4834 %
                                                              Group 1                                                  5.5012 %
                                                              Group 2                                                  5.8565 %
                                                              Group 3                                                  6.7662 %
                                                              Group 4                                                  6.8003 %

                                        Weighted Average Term to Maturity (Deal)                                            357
                                                              Group 1                                                       357
                                                              Group 2                                                       356
                                                              Group 3                                                       357
                                                              Group 4                                                       357

                                        Current Advances (Total)                                                            N/A
                                                              Group 1                                                       N/A
                                                              Group 2                                                       N/A
                                                              Group 3                                                       N/A
                                                              Group 4                                                       N/A

                                        Outstanding Advances (Total)                                                        N/A
                                                              Group 1                                                       N/A
                                                              Group 2                                                       N/A
                                                              Group 3                                                       N/A
                                                              Group 4                                                       N/A


                                        Delinquent Mortgage Loans
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                   0                     0.00                  0.00 %
                                                2 Month                   0                     0.00                  0.00 %
                                                3 Month                   0                     0.00                  0.00 %
                                                Total                     0                     0.00                  0.00 %
                                                 Group 2
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                  0                     0.00                  0.00 %
                                                2 Month                  0                     0.00                  0.00 %
                                                3 Month                  0                     0.00                  0.00 %
                                                Total                    0                     0.00                  0.00 %
                                                 Group 3
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                  0                     0.00                  0.00 %
                                                2 Month                  0                     0.00                  0.00 %
                                                3 Month                  0                     0.00                  0.00 %
                                                Total                    0                     0.00                  0.00 %
                                                 Group 4
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                   0                     0.00                  0.00 %
                                                2 Month                   0                     0.00                  0.00 %
                                                3 Month                   0                     0.00                  0.00 %
                                                 Total                    0                     0.00                  0.00 %
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                   0                     0.00                  0.00 %
                                                2 Month                   0                     0.00                  0.00 %
                                                3 Month                   0                     0.00                  0.00 %
                                                 Total                    0                     0.00                  0.00 %
                                        * Delinquent Bankruptcies are included in the table above.



                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                               Group 4
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                               Group 4
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %

                                                              Group 1 Foreclosure Reporting:
                          Number of Foreclosure Loans that are Current                                                          0
                          Principal Balance of Foreclosure Loans that are Current                                            0.00
                          Number of Foreclosure Loans that are 1 Month Delinquent                                               0
                          Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                 0.00
                          Number of Foreclosure Loans that are 2 Months Delinquent                                              0
                          Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                0.00
                          Number of Foreclosure Loans that are 3+ Months Delinquent                                             0
                          Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                               0.00
                          Total Number of Foreclosure Loans                                                                     0
                          Total Principal Balance of Foreclosure Loans                                                       0.00

                                                Group 2 Foreclosure Reporting:
                          Number of Foreclosure Loans that are Current                                                          0
                          Principal Balance of Foreclosure Loans that are Current                                            0.00
                          Number of Foreclosure Loans that are 1 Month Delinquent                                               0
                          Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                 0.00
                          Number of Foreclosure Loans that are 2 Months Delinquent                                              0
                          Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                0.00
                          Number of Foreclosure Loans that are 3+ Months Delinquent                                             0
                          Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                               0.00
                          Total Number of Foreclosure Loans                                                                     0
                          Total Principal Balance of Foreclosure Loans                                                       0.00

                                                Group 3 Foreclosure Reporting:
                          Number of Foreclosure Loans that are Current                                                          0
                          Principal Balance of Foreclosure Loans that are Current                                            0.00
                          Number of Foreclosure Loans that are 1 Month Delinquent                                               0
                          Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                 0.00
                          Number of Foreclosure Loans that are 2 Months Delinquent                                              0
                          Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                0.00
                          Number of Foreclosure Loans that are 3+ Months Delinquent                                             0
                          Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                               0.00
                          Total Number of Foreclosure Loans                                                                     0
                          Total Principal Balance of Foreclosure Loans                                                       0.00

                                                              Group 4 Foreclosure Reporting:
                          Number of Foreclosure Loans that are Current                                                          0
                          Principal Balance of Foreclosure Loans that are Current                                            0.00
                          Number of Foreclosure Loans that are 1 Month Delinquent                                               0
                          Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                 0.00
                          Number of Foreclosure Loans that are 2 Months Delinquent                                              0
                          Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                0.00
                          Number of Foreclosure Loans that are 3+ Months Delinquent                                             0
                          Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                               0.00
                          Total Number of Foreclosure Loans                                                                     0
                          Total Principal Balance of Foreclosure Loans                                                       0.00



                                        REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 4
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %


                Loss Detail:
                                        Current Realized Losses (Total)                                                    0.00
                                                              Group 1                                                      0.00
                                                              Group 2                                                      0.00
                                                              Group 3                                                      0.00
                                                              Group 4                                                      0.00

                                        Subsequent Losses (Total)                                                          0.00
                                                              Group 1                                                      0.00
                                                              Group 2                                                      0.00
                                                              Group 3                                                      0.00
                                                              Group 4                                                      0.00

                                        Subsequent Loss Recoveries (Total)                                                 0.00
                                                              Group 1                                                      0.00
                                                              Group 2                                                      0.00
                                                              Group 3                                                      0.00
                                                              Group 4                                                      0.00

                                        Current Period Net Loss (Total)                                                    0.00
                                                              Group 1                                                      0.00
                                                              Group 2                                                      0.00
                                                              Group 3                                                      0.00
                                                              Group 4                                                      0.00


                                        Cumulative Realized Losses (Total)                                                 0.00
                                                              Group 1                                                      0.00
                                                              Group 2                                                      0.00
                                                              Group 3                                                      0.00
                                                              Group 4                                                      0.00
                Trigger Event                                                                                                NO
                             TEST I - Trigger Event Occurrence                                                                  NO
                             (Is Rolling 3 Month Delinquency Rate > 27% of of Senior Enhancement Percetage ?)
                             Rolling 3 Month Delinquency Rate                                                            0.00000 %
                             27% of of Senior Enhancement Percetage                                                      3.04063 %
                             OR
                             TEST II - Trigger Event Occurrence                                                                 NO
                             (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                             Cumulative Realized Losses as % of Original Loan Bal                                        0.00000 %
                             Required Cumulative Loss %                                                                  0.00000 %

                O/C Reporting
                             Targeted Overcollateralization Amount                                                    3,278,811.28
                             Ending Overcollateralization Amount                                                      3,278,811.28
                             Ending Overcollateralization Deficiency                                                          0.00
                             Overcollateralization Release Amount                                                             0.02
                             Monthly Excess Interest                                                                  1,068,815.65
                             Payment to Class X                                                                       1,068,815.65



                Basis Risk Reserve Fund Account:
                            Beginning Balance                                                                                0.00
                            Additions to the Basis Risk Reserve Fund                                                         0.00
                            Withdrawals from the Basis Risk Reserve Fund                                                     0.00
                            Ending Balance                                                                                   0.00




Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
